UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

APPLE HOSPITALITY REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-37389	26-1379210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, no par value	APLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Apple Hospitality REIT, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Items 5.02, 8.01 and 9.01 of Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On June 24, 2019, the Board of Directors of the Company (the “Board”) appointed Rachael S. Rothman to serve as Executive Vice President and Chief Financial Officer of the Company, effective July 1, 2019. As previously disclosed, on March 22, 2019, Bryan F. Peery, the Company’s current Executive Vice President and Chief Financial Officer, informed the Company that he plans to retire from all positions he holds with the Company during the first quarter of 2020. Mr. Peery will continue as an Executive Vice President and, effective July 1, 2019, will serve as Chief Accounting Officer of the Company, with no changes to his compensation arrangements.

Ms. Rothman, age 48, has more than 20 years of hospitality and real estate industry experience. Most recently, she served as Senior Vice President, Investor Relations and Strategy for Playa Hotels & Resorts N.V. (“Playa”) from 2018 until June 2019, where she was an integral part of developing and furthering Playa’s corporate, financial and operational strategy. From 2010 until 2018, Ms. Rothman served as a Senior Analyst for Susquehanna International Group, LLP (“SIG”) where she led a team responsible for in-depth analysis of public hotel, casino, cruise line, real estate investment trust and restaurant companies. Prior to joining SIG, she held several positions of increasing responsibility within Merrill Lynch & Co., Inc. covering various public lodging, restaurant and gaming companies. Ms. Rothman’s career began in the lodging industry, where she held various roles in hotel operations, including general manager. Ms. Rothman earned a Master of Arts in Economics from the University of Virginia, a Master of Management in Hospitality from the School of Hotel Administration at Cornell University and a Bachelor of Arts from Bates College. She is a CFA Charterholder.

In connection with her appointment, Ms. Rothman will receive an annual base salary of $350,000 and have a target total incentive compensation opportunity for 2019 of $1,225,000, prorated from the date of commencement of her employment to December 31, 2019. Ms. Rothman will also participate in the Company’s Executive Severance Pay Plan and in the other benefit plans offered to employees of the Company.

Item 8.01. Other Events.

On June 25, 2019, the Company issued a press release announcing the appointment of Ms. Rothman as Executive Vice President and Chief Financial Officer of the Company and announcing the appointment of Mr. Peery as Chief Accounting Officer of the Company. A copy of the press release is attached hereto as Exhibit 99.1 and the information set forth therein is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company to effectively acquire and dispose of properties; the ability of the Company to implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; litigation risks; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a real estate investment trust (“REIT”). Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this Form 8-K will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review the risk factors described in the Company’s filings with the Securities and Exchange Commission, including but not limited to, those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018. Any forward-looking statement that the Company makes speaks only as of the date of this Form 8-K. The Company undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated June 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple Hospitality REIT, Inc.

By:	/s/ Justin G. Knight
Justin G. Knight President and Chief Executive Officer

June 25, 2019